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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

                    Date of Report         Apri1 15, 2002

                         SBA COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)



          Florida                         000-30110              65-0716501
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(State or other jurisdiction of    Commission File Number    (I.R.S. Employer
incorporation or organization)                               Identification No.)




     5900 Broken Sound Boulevard NW                                  33487
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(Address of principal executive offices)                          (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)

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Item 4            Change in Registrant's Certifying Accountant

                  On April 11, 2002, the Board of Directors of SBA Communications Corporation (the "Company"), upon recommendation of its Audit Committee, terminated the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent certified public accountants and engaged Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent certified public accountants for the Company's fiscal year 2002, effective immediately.

                  Arthur Andersen's reports on the Company's consolidated financial statements for each of the year's ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the years ended December 31, 2001 and 2000, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

                  The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16.1, is a copy of Arthur Andersen's letter, dated April 11, 2002, stating its agreement with such statements.

                  During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and
                  (ii) of Regulation S-K.

                  Representatives from Arthur Andersen and from Ernst & Young are expected to be present at the Company's annual meeting of shareholders to be held on May 16, 2002, will have the opportunity to make a statement if they desire, and will be available to answer questions.

Item 7            Financial Statements and Exhibits

                  (c) Exhibits

                      Exhibit 16.1 - Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated April 11, 2002, regarding change in certifying accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2002                            /s/  John F. Fiedor
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                                          John F. Fiedor
                                          Chief Accounting Officer